

HOUSEHOLD FINANCE CORPORATION
HFC CARD FUNDING CORPORATION
HOUSEHOLD CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1995-1

       The undersigned, a duly authorized
representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December
1, 1995 (the "Pooling and Servicing Agreement"), by and among HFC Card Funding Corporation, as Transferor, the Servicer, and The Bank of New
York, as Trustee, does hereby certify
with respect to the information set forth below as follows:

1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing
Agreement.

2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.The undersigned is a Servicing Officer.

4.This Certificate relates to the Distribution Date occurring on July 17, 2000

5.Trust Information.


(a)The aggregate amount of Collections processed for
the Due Period
preceding such Distribution Date was equal to       $127,874,277.83
 ....................................................
 .............................

(b)The aggregate amount of such Collections with
respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to                                            $100,173,750.71
 ....................................................
 ....................................................
 ....................................................
 .
(i)The total payment rate, [ ( (b) + (c)(ii) +               9.567%
(c)(iii) ) / (f) ],  is ..............


(c)The aggregate amount of such Collections with
respect to Finance Charge
and Administrative Receivables for the Due Period
preceding
such Distribution Date was equal to                  $27,700,527.12
 ....................................................
 .................................................

(i)The gross cash yield, [                                  25.012%
((ii)+(iii)+(iv)+(v)+(vii)) * 12 / (f) ],  is
 ......................................



(ii)The amount of such aggregate with respect to     $21,834,473.04
Finance Charge was equal to

(iii)The amount of such aggregate with respect to     $3,996,211.54
Fees was equal to ...

(iv)The amount of such aggregate with respect to        $972,259.83
Interchange was equal to ..

(v)The amount of such aggregate with respect to          $66,265.00
Other Recoveries was equal to ..

(vi)The amount of such aggregate with respect to        $249,283.00
Principal Recoveries was equal to ..

(d)The Gross Defaulted Amount for the preceding Due   $7,598,102.59
Period is
 ....................................................
 ...........
(i)The annualized default rate, (d) *12 / (f),  is           6.923%
 ............................................

(ii)The annualized net default rate, [(d)-(c)(vi)]           6.696%
*12 / (f),  is
 ............................................

(e)The Portfolio Yield for such Distribution Date           18.316%
[c(i) - d(ii)]
 ....................................................
 ...................

(f)The total amount of Principal Receivables in the
Trust at the beginning
of the preceding Due Period or, if there were
Additions or Removals during the  Due
Period, the average balance for such Due Period   $1,317,048,356.42
is equal to
 ....................................................
 .................

(g)The total amount of Principal Receivables as of
the last day of the
immediately preceding Due Period is               $1,298,264,093.08
 ....................................................
 .............................................

(h)The total amount of Principal Receivables in the
Trust at the beginning
of the preceding Due Period ----------------------$1,317,048,356.42
---------------------------------------------------

(k)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately          $47,077,966.68
preceding Due Period is (excludes discount
option)...........

(l)The aggregate outstanding gross balance of the
Accounts which were
one payment (1-29 days) delinquent  as of the close
of business on the last
day of the calendar month preceding such             $55,055,261.08
Distribution Date was equal to
 ........................

(m)The aggregate outstanding gross balance of the
Accounts which were
two payments (30-59 days) delinquent as of the close
of business on the last
day of the calendar month preceding such             $20,236,623.73
Distribution Date was equal to
 ........................



(n)The aggregate outstanding gross balance of the
Accounts which were
three or more payments (60+ days) delinquent as of
the close of business on the last
day of the calendar month preceding such             $36,508,365.07
Distribution Date was equal to
 ........................

(m)The aggregate amount of Trust Excess Principal
Collections for such
Distribution Date                                    $33,274,127.71
is..................................................
 ..............................

(n)The aggregate amount of Principal Shortfalls for   $7,999,951.73
such Distribution Date is ......................

(o)The Discount Option Date                            June 1, 1997
is..................................................
 ....................................................
 ............

(p)The Discount Percentage                                   3.000%
 ....................................................
 ....................................................
 ..............

00
0                                                             $0.00

00                                                            $0.00

6.Group One Information

(a)The Average Rate for Group One (the weighted
average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to                        6.998%
 ....................................................
 ..............................................

(b)Group One Total Investor Collections is equal to  $70,360,238.90
 ....................................................
 ...................

(c)Group One Investor Principal Collections is equal $56,160,750.99 to
 ....................................................
 ...........

(d)Group One Investor Finance Charge and             $14,199,487.91
Administrative Collections is equal to ...........



(e)Group One Investor Additional Amounts is equal to          $0.00
 ....................................................
 ...............

(f)Group One Investor Default Amount is equal to      $3,894,841.62
 ....................................................
 .......................

(g)Group One Investor Monthly Fees is equal to        $1,210,648.50
 ....................................................
 ............................

(h)Group One Investor Monthly Interest is equal to    $4,095,367.76
 ....................................................
 .......................



7.Series 1995-1 Information

(a)The Series Adjusted Portfolio Yield for the Due
Period preceding such
Distribution Date was equal to                              17.023%
 ....................................................
 ....................................................
 ......

(b)The Series 1995-1 Allocation Percentage with
respect to the Due
Period preceding such Distribution Date was equal to        64.487%
 ....................................................
 ...........

(c)The Floating Allocation Percentage for the Due
Period preceding such
Distribution Date was equal to                              79.490%
 ....................................................
 ....................................................
 .......

(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to                   $14,199,487.91
 ....................................................
 ....................................................
 .

(e)The Floating Allocation Percentage of Series
Allocable Finance
Charge and Administrative Collections for the Due
Period preceding
such Distribution Date is equal                      $14,199,487.91
to..................................................
 ....................................................
 ..

(f)Class A Invested Amount                          $350,000,000.00
 ....................................................
 ....................................................
 ..............

(g)The Class A Invested Percentage with respect to
the Due Period
preceding such Distribution Date was equal to                $0.562
 ....................................................
 ...........................

(h)The Class A Invested Percentage of the amount set
forth in Item 7(d)
above was equal to                                    $7,982,118.97
 ....................................................
 ....................................................
 ............................

(i)The amount of Class A Monthly Interest for such
Distribution Date is
equal                                                 $2,122,166.67
to..................................................
 ....................................................
 ....................................................
 ...

(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is equal to          $0.00
 ....................................................
 ...................

(k)The amount of Class A Additional Interest for
such Distribution Date
is equal to                                                   $0.00
 ....................................................
 ....................................................
 ................................................



(l)The amount of any Class A Additional Interest
previously due but not
distributed on a prior Distribution Date is equal             $0.00
to..................................................
 ......................

(m)The Class A Investor Default Amount for such
Distribution Date is
equal to                                              $2,189,451.43
 ....................................................
 ....................................................
 ...................................................



(n)The Allocable Servicing Fee for such Distribution  $1,210,648.50
Date is equal
to.......................................

(o)The Class A Required Amount, if any, with respect
to such
Distribution Date is equal                                    $0.00
to..................................................
 ....................................................
 ..........

(p)Class B Invested Amount                          $214,286,000.00
 ....................................................
 ....................................................
 ...............

(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal                                  29.50%
to..................................................
 ....................................................
 ........

(r)The Class B Invested Percentage of the amount set
forth in Item 7(d)
above is equal                                        $4,188,872.68
to..................................................
 ....................................................
 .....................................

(s)The amount of Class B Monthly Interest for such
Distribution Date is
equal                                                 $1,333,573.21
to..................................................
 ....................................................
 ....................................................
 ...

(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is equal             $0.00
to..................................................
 ........................

(u)The amount of Class B Additional Interest for
such Distribution Date
is equal                                                      $0.00
to..................................................
 ....................................................
 .................................................

(v)The amount of any Class B Additional Interest
previously due but not
distributed on a prior Distribution Date is equal             $0.00
to..................................................
 .......................

(w)Class B Investor Default Amount for such
Distribution Date is equal
to..................................................  $1,148,984.79
 ....................................................
 ....................................................
 ............



(x)The Collateral Invested Percentage of the amount
set forth in Item 7(d)
above is equal                                        $2,028,496.25
to..................................................
 ....................................................
 ......................................

(y)The Series 1995-1 Principal Shortfall for such
Distribution Date is
equal                                                 $7,999,951.73
to..................................................
 ....................................................
 ....................................................
 .

(z)The Series 1995-1 Excess Principal Collections is  $7,999,951.73
equal
to..................................................
 .......

(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is equal       $7,343,648.10
to..................................................
 ........................

(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to be distributed on such
Distribution Date to fund or reimburse the following items:

(i)to fund the Class A Required Amount, if any, with
respect to such Distribution                                  $0.00
Date................................................
 .

(ii)to reimburse Class A Investor Charge-                     $0.00
Offs.........................

(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                        $0.00
 ....................................................
 ................

(iv)to fund the Class B Investor Default Amount with
respect to such Distribution                          $1,148,984.79
Date................................................
 ..

(v)to reimburse certain previous reductions in the
Class B
Invested Amount                                               $0.00
 ....................................................
 ........................

(vi)to pay the Collateral Monthly Interest for such
Distribution
Date equal                                              $639,627.88
to..................................................
 ....................

(vii)to pay any portion of the Allocable Servicing
Fee not
paid pursuant to clause (i)                                   $0.00
above...............................................
 ....

(viii)to fund the Collateral Investor Default Amount
with
respect to such Distribution                            $556,405.39
Date................................................
 ..

(ix)to make any required deposit in the Cash                  $0.00
Collateral Account..


(cc)The amount of Subordinated Principal Collections
with respect to such
Distribution Date is equal                           $24,590,471.90
to..................................................
 ....................................................
 ...............

(dd)The Principal Allocation Percentage is equal to          86.94%
 ....................................................
 .........................

(gg)The total amount to be distributed to Class A
Certificateholders on
such Distribution Date in payment of principal is    $58,333,333.33
equal
to..................................................
 ........

(hh)The total amount to be distributed to Class B
Certificateholders on
such Distribution Date in payment of principal is             $0.00
equal
to..................................................
 ........

(ii)The amount of Class A Investor Charge-Offs for
such Distribution
Date is equal                                                 $0.00
to..................................................
 ....................................................
 .......................................

(jj)The total amount of reimbursements of Class A
Investor Charge-Offs
for such Distribution Date is equal                           $0.00
to..................................................
 ................................................

(kk)The amount of Class B Investor Charge-Offs and
other reductions in
the Class B Invested Amount for such Distribution             $0.00
Date is equal
to......................................

(ll)The total amount of reimbursements of Class B
Investor Charge-Offs
for such Distribution Date is equal                           $0.00
to..................................................
 ..................................................

(mm)The Class A Invested Amount at the close of
business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal            $291,666,666.67
to..................................................
 .......................................

(nn)The Class B Invested Amount at the close of
business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal            $214,286,000.00
to..................................................
 ........................................

(oo)The Available Collateral Amount as of the close
of business on the
preceding Distribution Date (after giving effect to
any withdrawal
from the Collateral Account) was equal               $94,047,557.00
to..................................................
 .........................................



(pp)The Required Collateral Amount as of the close
of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the Collateral
Interest Holder on
such Distribution Date, will be equal                $84,325,346.00
to..................................................
 ...............................................

(qq)The ratio of the Required Collateral Amount to
the Class B Invested Amount
as of the close of business on such Distribution
Date, after giving effect
to any withdrawal from the Collateral Account and
payments to the
Collateral Interest Holder on such Distribution             39.352%
Date, will be equal to
 ......................................

(rr)The Cumulative Excess Interest Amount as of the
close of business on
such Distribution Date, after giving effect to any
payments of interest
to Class B Certificateholders on such Distribution            $0.00
Date, will be equal to .............................

8.Total amount to be on deposit in the Collection
Account (after giving effect to
allocations required to be made pursuant to the
terms of all other Series now
outstanding and to the payment of the Servicer's fee
and funding of investor default
amounts) prior to making distributions on such        $9,093,997.79
Distribution Dates is equal to .................

9.The total amount to be allocated according to the
terms of the Collateral
Agreement on such Distribution Date is equal to      $15,360,468.91
 ....................................................
 ........................

10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been netted
with respect to this
Series against deposits to the Collection Account)            $0.00
is equal
to...............................................

11.As of the date hereof, to the best knowledge of
the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a default in
the performance of
any such obligation, set forth in detail the (i)
nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such default;             None
if applicable, insert "None".



12.As of the date hereof, to the best knowledge of
the undersigned, no
Amortization Event has been deemed to have occurred
on or prior to
such Distribution Date.                                       $0.00

13.As of the date hereof, to the best knowledge of
the undersigned, no
Lien has been placed on any of the Receivables other
than pursuant to
the Pooling and Servicing Agreement (or, if there is
a Lien, such Lien
consists of :                                                 $0.00
____________________________________________).

14.The amounts specified to be deposited into and
withdrawn from the
Collection Account, as well as the amounts specified
to be paid to the
Transferor, the Servicer, the Collateral Interest
Holder and the Certificateholders
are all in accordance with the requirements of the
Pooling and
Servicing Agreement.                                          $0.00

*Approximately $1.7 billion of receivables was removed from the Trust in
November 1998 to facilitate Household's strategy to sharpen the focus of its U.S.
Bankcard business by de-emphasizing non-core
Mastercard/Visa activities.  The
removal favorably impacted the annualized net default rate of the Trust.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 17th day of July,  2000.

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Servicing Officer



Household Finance Corporation
HFC Card Funding Corporation                              June 2000
Household Credit Card Master Trust I , Series 1995-1   Jul 17, 2000
CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest             $86.365000000
2. Principal distribution per $1,000 interest         $83.333333333
3. Interest distribution per $1,000 interest           $3.031666667
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                           6.65%
(b) Spread                                                    0.17%
(c) Class A Certificate Rate                                  6.82%
2. Beginning Principal Amount                       $350,000,000.00

3. Days in Interest Period                                       32
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                               $127,874,277.83

(b) Collections of Finance Charge and Administrative $27,700,527.12
Receivables
(c) Collections of Principal                        $100,173,750.71

2. Allocation of Receivables
(a) Class A Invested Percentage                              56.21%
(b) Principal Allocation Percentage                          86.94%

3. Delinquent Balances
(a) Delinquent 5 - 29 days                           $55,055,261.08

                                                              3.97%
(b) Delinquent 30 - 59 days                          $20,236,623.73

                                                              1.46%
(c) Delinquent 60+ days                              $36,508,365.07

                                                              2.64%

4. Class A Investor Default Amount                    $2,189,451.43

5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
(a) Class A Investor Charge-offs, if any, for the      $0.000000000
Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest       $0.000000000
(c) Total reimbursed to Trust in respect of Class A    $0.000000000
Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest       $0.000000000
(e) The amount, if any, by which the outstanding       $0.000000000
principal balance of the
          Class A Certificates exceeds the class A
Invested Amount as of the end of the Distribution Date

6. Allocable Servicing Fee paid for the Distribution  $1,210,648.50
Date

7. Deficit Controlled Amortization Amount for the      $0.000000000
Distribution Date

8. Discount Option Date
                                                      June 01, 1997
9. Discount Percentage                                        3.00%

D.Class A Pool Factor                                  $0.416666667

E. Receivables Balances
1. Principal Receivables as of the last day of the    $1,298,264,09
preceding Due Period                                           3.08
2. Finance Charge and Administrative Receivables as   $47,077,966.6
of the last day                                                   8
      of the preceding Due Period

F.Class B Certificates
1. Class B Invested Amount as of the end of the       $214,286,000.
Distribution Date                                                00
2. Available Collateral Invested Amount as of the     $84,325,346.0
end of the Distribution Date                                      0


Household Finance Corporation
HFC Card Funding Corporation
Household Credit Card Master Trust I , Series 1995-1


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions


1. Total distribution per $1,000 interest              $6.223333333
2. Principal distribution per $1,000 interest          $0.000000000
3. Interest distribution per $1,000 interest           $6.223333333

B. Calculation of Class B Interest


1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                           6.65%
(b) Spread                                                    0.35%
(c) Class B Certificate Rate                                  7.00%
2. Beginning Invested Amount                          $214,286,000.
                                                                 00
3. Days in Interest Period                                       32

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                               $127,874,277.83

(b) Collections of Finance Charge and Administrative $27,700,527.12
Receivables
(c) Collections of Principal                        $100,173,750.71


2. Allocation of Receivables
(a) Class B Invested Percentage                              29.50%
(b) Principal Allocation Percentage                          86.94%

3. Delinquent Balances

(a) Delinquent 5 - 29 days                           $55,055,261.08

                                                              3.97%
(b) Delinquent 30 - 59 days                          $20,236,623.73

                                                              1.46%
(c) Delinquent 60+ days                              $36,508,365.07

                                                              2.64%

4. Class B Investor Default Amount                    $1,148,984.79

5. Class B Investor Charge-offs; Reimbursement of
Charge-offs

(a) Class B Investor Charge-offs, if any, for the             $0.00
Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest              $0.00
(c) Total reimbursed to Trust in respect of Class B           $0.00
Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest              $0.00
(e) The amount, if any, by which the outstanding              $0.00
principal balance of the
          Class B Certificates exceeds the Class B
Invested Amount as of
            the end of the Distribution Date

6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end of            $0.00
the Distribution Date
(b) Available Cash Collateral Amount as a percent of          $0.00
the Class B
        Invested Amount, each at the end of the
Distribution Date



7. Available Collateral Invested Amount               $84,325,346.0
                                                                  0

8. Deficit Controlled Amortization Amount for the             $0.00
Distribution Date

9. Discount Option Date                                June 1, 1997

10. Discount Percentage                                       3.00%

D.Class B Pool Factor                                  $1.000000000

E. Receivables Balances

1. Principal Receivables as of the last day of    $1,298,264,093.08
the preceding Due Period
2. Finance Charge and Administrative Receivables as  $47,077,966.68
of the last day

